Biological Assets (Tables)	12 Months Ended
Jun. 30, 2019
Agriculture [Abstract]
Inputs and Assumptions Used in Determining the Fair Value of Biological Assets

Accounting Policy

The Company defines biological assets as cannabis plants up to the point of harvest. Biological assets are measured at fair value less costs to sell at the end of each reporting period in accordance with IAS 41 - Agriculture using the income approach. The income approach calculates the present value of expected future cash flows from the Company’s biological assets using the following key Level 3 assumptions and inputs:

Inputs and assumptions	Description	Correlation between inputs and fair value
Average selling price per gram
Represents the average selling price per gram of dried cannabis net of excise taxes, where applicable, for the period for all strains of cannabis sold, which is expected to approximate future selling prices.
If the average selling price per gram were higher (lower), estimated fair value would increase (decrease).
Average attrition rate	Represents the weighted average number of plants culled at each stage of production.	If the average attrition rate was lower (higher), estimated fair value would increase (decrease).
Average yield per plant	Represents the average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant.	If the average yield per plant was higher (lower), estimated fair value would increase (decrease).
Standard cost per gram to complete production	Based on actual production costs incurred divided by the grams produced in the period.	If the standard cost per gram to complete production was lower (higher), estimated fair value would increase (decrease).
Stage of completion in the production process	Calculated by taking the weighted average number of days in production over a total average grow cycle of approximately twelve weeks.	If the number of days in production was higher (lower), estimated fair value would increase (decrease).

Production costs are capitalized to biological assets and include all direct and indirect costs relating to biological transformation. Costs include direct costs of production, such as labor, growing materials, as well as indirect costs such as indirect labor, quality control costs, depreciation on production equipment, and overhead expenses including rent and utilities.

Significant Unobservable Assumptions Used in the Valuation of Biological Assets, Including Sensitivities
The following table highlights the sensitivities and impact of changes in significant assumptions on the fair value of biological assets:

Significant inputs & assumptions	Range of inputs			Impact on fair value
	Jun 30, 2019	Jun 30, 2018	Sensitivity	Jun 30, 2019	Jun 30, 2018
Selling price per gram	$5.86	$7.25 to $8.96	Increase or decrease of $1.00 per gram	$14,868	$1,763
Average yield per plant	35 to 65 grams	20 to 51 grams	Increase or decrease by 10 grams per plant	$12,902	$1,999

Changes in Carrying Value of Biological Assets
The changes in the carrying value of biological assets during the period are as follows:

	Year ended June 30, 2019	Year ended June 30, 2018
	$	$
Opening balance	13,620	4,088
Production costs capitalized	40,485	9,902
Biological assets acquired through business combinations (Note 12)	8,888	2,535
Changes in fair value less cost to sell due to biological transformation	96,531	25,550
Transferred to inventory upon harvest	(107,688)	(28,455)
Ending balance	51,836	13,620